UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 16, 2012

WASTE CONNECTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

COMMISSION FILE NO. 1-31507

94-3283464

(I.R.S. Employer Identification No.)

Waterway Plaza Two

10001 Woodloch Forest Drive, Suite 400

The Woodlands, TX 77380

(Address of principal executive offices)

(832) 442-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01 Entry into a Material Definitive Agreement.

On September 16, 2012, WCI Holdings Co., Inc. (“Holdings”), a wholly owned subsidiary of Waste Connections, Inc. (the “Company”), and, for the limited purposes described therein, the Company entered into a Purchase and Sale Agreement (the “Agreement”) with R360 Environmental Solutions, Inc. (“R360”) and other seller entities named therein (collectively with R360, the “Sellers”), pursuant to which Holdings agreed to acquire all of the outstanding equity interests in certain entities that, together with the operating subsidiaries of such entities, hold the R360 Environmental Solutions business (the “Transaction”). The aggregate purchase price, subject to adjustment as provided in the Agreement, is approximately $1.3 billion in cash.

The R360 Environmental Solutions business provides non-hazardous oilfield waste treatment, recovery and disposal services in several of the most active natural resource producing areas in the United States, including the oil-rich Permian, Bakken and Eagle Ford Basins. R360 Environmental Solutions operates 26 facilities across Louisiana, New Mexico, North Dakota, Oklahoma, Texas and Wyoming.

The Sellers, Holdings and the Company have made various representations, warranties and covenants in the Agreement. The Sellers’ covenants include, among others, an agreement to conduct the R360 Environmental Solutions business in the ordinary course between the execution of the Agreement and the closing of the Transaction, subject to specified exceptions.

The closing of the Transaction is subject to various conditions, including: (1) the expiration or early termination of the waiting period applicable to the Transaction under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”); (2) the absence of any governmental order restraining, enjoining or otherwise prohibiting the consummation of the Transaction; (3) the accuracy of the representations and warranties of the parties as of the closing date; and (4) compliance by the parties with their respective covenants under the Agreement. The Transaction is expected to close in the fourth quarter of 2012. The Agreement contains termination rights including, among other things, in the event that the acquisition does not close within three months of the date of the Agreement (subject to a three-month extension right if necessary to obtain approval for the transaction under the HSR Act).

The Agreement will be filed as an exhibit to our Quarterly Report on Form 10-Q for the quarter ending September 30, 2012.

Information Regarding Forward-Looking Statements

Certain statements contained in this report are forward-looking in nature, including statements related to the Transaction and its expected closing date. These statements can be identified by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” or “anticipates,” or the negative thereof or comparable terminology, or by discussions of strategy. Factors that could cause actual results to differ from those projected include, but are not limited to, the following: (1) our acquisitions may not be successful, resulting in changes in strategy, operating losses or a loss on sale of the business acquired; (2) a portion of our growth and future financial performance depends on our ability to integrate acquired businesses into our organization and operations; (3) competition for acquisition candidates, consolidation within the waste industry and economic and market conditions may limit our ability to grow through acquisitions; (4) we may be unable to compete effectively with larger and better capitalized companies, companies with lower return expectations, and governmental service providers; (5) we may lose contracts through competitive bidding, early termination or governmental action; (6) price increases may not be adequate to offset the impact of increased costs or may cause us to lose volume; (7) economic downturns adversely affect operating results; (8) our results are vulnerable to economic conditions and seasonal factors affecting the regions in which we operate; (9) we may be subject in the normal course of business to judicial, administrative or other third party proceedings that could interrupt or limit our operations, require expensive remediation, result in adverse judgments, settlements or fines and create negative publicity; (10) increases in the price of fuel may adversely affect our business and reduce our operating margins; (11) increases in labor and disposal and related transportation costs could impact our financial results; (12) efforts by labor unions could divert management attention and adversely affect operating results; (13) we could face significant withdrawal liability if we withdraw from participation in one or more underfunded multiemployer pension plans in which we participate; (14) increases in insurance costs and the amount that we self-insure for various risks could reduce our operating margins and reported earnings; (15) our indebtedness could adversely affect our financial condition; we may incur substantially more debt in the future; (16) each business that we acquire or have acquired may have liabilities or risks that we fail or are unable to discover, including environmental liabilities; (17) liabilities for environmental damage may adversely affect our financial condition, business and earnings; (18) our accruals for our landfill site closure and post-closure costs may be inadequate; (19) the financial soundness of our customers could affect our business and operating results; (20) we depend significantly on the services of the members of our senior, regional and district management team, and the departure of any of those persons could cause our operating results to suffer; (21) our decentralized decision-making structure could allow local managers to make decisions that adversely affect our operating results; (22) we may incur charges related to capitalized expenditures of landfill development projects, which would decrease our earnings; (23) because we depend on railroads for our intermodal operations, our operating results and financial condition are likely to be adversely affected by any reduction or deterioration in rail service; (24) our financial results are based upon estimates and assumptions that may differ from actual results; (25) the adoption of new accounting standards or interpretations could adversely affect our financial results; (26) pending or future litigation or governmental proceedings could result in material adverse consequences, including judgments or settlements; and (27) if we are not able to develop and protect intellectual property, or if a competitor develops or obtains exclusive rights to a breakthrough technology, our financial results may suffer. These risks and uncertainties, as well as others, are discussed in greater detail in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. There may be additional risks of which we are not presently aware or that we currently believe are immaterial which could have an adverse impact on our business. We make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances that may change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE CONNECTIONS, INC. (Registrant)

Date: September 20, 2012	BY:	/s/ Worthing F. Jackman
Worthing F. Jackman,
Executive Vice President and Chief
Financial Officer